UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 4, 2016
Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(845) 369-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2016, Ascena Retail Group, Inc. (the “Company”) appointed Brian Lynch (59) as the Company’s Chief Operating Officer. A copy of the press release announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Prior to his appointment, Mr. Lynch served as President and Chief Executive Officer of the Company’s Justice brand, since March 2015. Mr. Lynch has over 35 years of fashion and retail experience, having previously served in various executive positions with ANN INC., Gap Inc. and The Walt Disney Company.

The terms and conditions of Mr. Lynch’s appointment as the Company’s Chief Operating Officer are set forth in an employment offer letter between Mr. Lynch and the Company dated October 4, 2016 (the “Employment Offer Letter”). The material terms of the Employment Offer Letter are summarized below.

Base Salary and Incentive Compensation. Mr. Lynch will receive an annual base salary of $950,000, subject to annual performance evaluation beginning in the fall of 2017. Mr. Lynch will be eligible to participate in the Company’s seasonal performance-based incentive compensation program at a target level of 110% of his annual base salary, with a maximum annual payout at two times the target level.

Long-Term Incentives.  Under the Employment Offer Letter, Mr. Lynch is eligible to receive annual grants, subject to approval by the Company’s Board of Directors.

Special Fiscal Year 2017 Long-Term Incentive Awards. The Employment Offer Letter provides for the grant of aggregate long-term incentive awards in the amount of $183,500, consisting of non-qualified stock options ($20,700) that vest over a three-year period, restricted stock units ($100,700) that generally vest over a three-year period, and a performance-based stock-settled long-term incentive award that vests over a three-year period based on the level of achievement of Company financial goals.

Material Diminution of Duties. The Employment Offer Letter provides that if, prior to a change in control, Mr. Lynch resigns his employment following a material adverse change in his duties and responsibilities, such termination would entitle him to non-change in control severance benefits under the Company’s executive severance plan.

The foregoing description of the Employment Offer Letter is qualified in its entirety by reference to the full text of the Employment Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

10.1	Employment Offer Letter effective October 4, 2016.
99.1	Press Release of Ascena Retail Group, Inc. dated October 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: October 7, 2016	By:	/s/ Ernest LaPorte
Name: Ernest LaPorte
Title: Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No	Description

10.1	Employment Offer Letter effective October 4, 2016.
99.1	Press Release of Ascena Retail Group, Inc. dated October 4, 2016.